UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Sierra Income Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SIERRA INCOME CORPORATION

375 Park Avenue, 33rd Floor

New York, New York 10152

(212) 759-0777

March 14, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders (the “Meeting”) of Sierra Income Corporation (the “Company” or “Sierra”) to be held on Wednesday, May 8, 2013 at 10:00 a.m., Eastern Time. You will be able to attend the Meeting by calling 1-877-317-6789. Prior to the Meeting, you will be able to vote electronically at www.proxyvote.com or by calling 1-800-690-6903.

The Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter provides an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to: (i) elect one director of the Company; (ii) ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and (iii) to transact such other business that may properly come before the Meeting. Details of the business to be conducted at the Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. I, along with other members of the Company’s management, will be available to respond to stockholders’ questions.

It is important that your shares be represented at the Meeting. If you are unable to attend the Meeting by dialing in to 1-877-317-6789, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone prior to the Meeting as described in the proxy statement and on the enclosed proxy card.

Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

/s/ Seth Taube
Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 8, 2013.

Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2012, are available on the Internet through our website at http://www.sierraincomecorp.com.

The following information applicable to the Meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time and location of the Meeting;

•	A list of the matters intended to be acted on and our recommendations regarding those matters; and

•	Any control/identification numbers that you need to access your proxy card.

SIERRA INCOME CORPORATION

375 Park Avenue, 33rd Floor

New York, New York 10152

(212) 759-0777

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

To be Held on

May 8, 2013, 10:00 a.m., Eastern time

To the Stockholders of Sierra Income Corporation:

The 2013 Annual Meeting of Stockholders (the “Meeting”) of Sierra Income Corporation (the “Company”) will be held on Wednesday, May 8, 2013, at 10:00 a.m., Eastern Time. You can attend the Meeting by dialing 1-877-317-6789. Prior to the Meeting, you may vote your shares electronically at www.proxyvote.com or by calling 1-800-690-6903. You must have your 12-Digit Control Number in order to vote. The Meeting will be held for the following purposes:

1. To elect one director of the Company to serve for a term of three years or until his successor is duly elected and qualified;

2. To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

3. To transact such other business as may properly come before the Meeting.

You have the right to receive notice of and to vote prior to the Meeting if you were a stockholder of record at the close of business on March 11, 2013. If you are unable to attend by dialing in to 1-877-317-6789, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided or vote by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company. Thank you for your support of Sierra Income Corporation.

By order of the Board of Directors,

/s/ Seth Taube
Chairman of the Board

New York, NY

March 14, 2013

This is an important meeting. To ensure proper representation at the Meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope or vote by telephone or through the Internet. Even if you vote your shares prior to the Meeting, you still may attend the Meeting by dialing 1-877-317-6789.

SIERRA INCOME CORPORATION

375 Park Avenue, 33rd Floor

New York, New York 10152

(212) 759-0777

PROXY STATEMENT

2013 Annual Meeting of Stockholders

To Be Held on May 8, 2013

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Sierra Income Corporation (the “Company,” “Sierra,” “we,” “us,” or “our”) for use at the Company’s 2013 Annual Meeting of Stockholders (the “Meeting”) to be held on Wednesday, May 8, at 10:00 a.m., Eastern Time. You can attend the Meeting by calling 1-877-317-6789. Prior to the Meeting, you may vote your shares electronically at www.proxyvote.com, and prior to any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, are being sent to stockholders on or about March 14, 2013.

We encourage you to vote your shares prior to the Meeting, either by telephone, online or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or vote by telephone or through the Internet, and the Company receives your vote in time for voting at the Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc. (“Broadridge”), in writing, by submitting a properly executed, later-dated proxy, or by voting on-line at www.proxyvote.com. Please send your notification to Sierra Income Corporation, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, and submit a properly executed, later-dated proxy or vote by telephone or through the internet prior to the Meeting. Any stockholder of record attending the Meeting by calling 1-877-317-6789 may vote prior to the Meeting whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares prior to the Meeting only if you obtain proper written authority from your institution or nominee prior to voting.

Stockholders of record may also vote via the Internet or by telephone prior to the Meeting. Specific instructions to be followed by stockholders of record interested in voting via the Internet or by telephone are shown on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares prior to the Meeting and confirm that their instructions have been properly recorded.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1. To elect one director of the Company to serve for a term of three years or until his successor is duly elected and qualified;

2. To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

3. To transact such other business as may properly come before the Meeting.

Record Date and Voting Securities

The record date for the Meeting is the close of business on March 11, 2013 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. There were 3,466,133 shares of the Company’s common stock outstanding on the Record Date.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, by proxy, of the holders entitled to cast a majority of the shares of common stock of the Company entitled to be cast on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes. However, abstentions and Broker Non-Votes are not counted as votes cast.

If a quorum is not present at the Meeting, the stockholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Director. The election of a director requires the affirmative vote of a majority of the votes cast prior to the Meeting. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and Broker Non-Votes will have the same effect as votes against this proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast prior to the Meeting is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker will be permitted to vote your shares for this proposal.

Additional Solicitation. If there are not enough votes to approve any proposals at the Meeting, the stockholders who are represented may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, officers or employees of the Company and/or officers or employees of SIC Advisors, LLC (“SIC Advisors”), the Company’s investment adviser. SIC Advisors is located at 375 Park Avenue, 33rd Floor, New York, New York 10152. No additional compensation will be paid to directors, officers or regular employees of the Company or SIC Advisors for such services.

Stockholders may also provide their voting instructions by telephone or through the Internet. These options require stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement prior to the Meeting.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. The address of all executive officers and directors is c/o Sierra Income Corporation, 375 Park Avenue, 33rd Floor, New York, New York 10152.

	Number of Shares	Percentage
Name	Owned Beneficially (1)	of Class (2)
5% or Greater Stockholder
SIC Advisors, LLC	1,108,144.04	32%
Interested Directors (3)
Brook Taube	1,108,144.04	32%
Seth Taube	1,108,144.04	32%
Independent Directors
Spencer Neumann	0	0.00%
Valerie Lancaster Beal	0	0.00%
Stephen R. Byers	0	0.00%
Executive Officers
Richard T. Allorto, Jr.	0	0.00%
All executive officers and directors as a group (6 persons)	1,108,144.04	32%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the beneficial owners of our common stock listed in this table.
(2)	Based on a total of 3,466,133 shares of the Company’s common stock issued and outstanding on the Record Date.
(3)	The record holder of these shares is SIC Advisors. Brook Taube and Seth Taube indirectly control SIC Advisors, LLC with Andrew Fentress and, as a result, may be deemed to be the beneficial owner of the shares held by SIC Advisors, LLC.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)
Interested Directors (3)
Brook Taube	Over $1,000,000
Seth Taube	Over $1,000,000
Independent Directors
Spencer Neumann	None
Valerie Lancaster Beal	None
Stephen R. Byers	None

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,000-$500,000, $500,001-$1,000,000 or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned by our directors is based on the current offering price of $10.00 per share. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	Reflects the pecuniary interest of the named persons in the shares of our common stock as a result of their control of SIC Advisors and Medley, LLC.

PROPOSAL I: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our board of directors. Pursuant to our charter and bylaws, the board of directors is divided into three classes, designated Class I, Class II, and Class III. At the Meeting, a Class II director shall be elected for a three-year term. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified.

Mr. Spencer Neumann has been nominated for re-election for a three year term expiring in 2016. If elected, Mr. Neumann will continue to serve on the Company’s Audit Committee and Nominating and Corporate Governance Committee. Mr. Neumann is not being proposed for election pursuant to any agreement or understanding between him and the Company.

Required Vote

A stockholder can vote for or withhold his or her vote from the nominee. If a stockholder withholds his or her vote for the nominee, such shares will not be voted with respect to the nominee indicated. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the board of directors as a replacement. The board of directors has no reason to believe that the person named below will be unable or unwilling to serve.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

Information about the Nominee and Directors

As described below under “Committees of the Board of Directors—Nominating and Corporate Governance Committee,” the board of directors has identified certain desired attributes for the director nominee. The director nominee has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominee also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the board of directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and director nominee have been selected such that the board of directors represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the nominee for election at the Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that each such individual should serve as a director of the Company, in light of the Company’s business and structure.

Nominee for Class I Director—Term Expiring 2016

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director

Spencer Neumann, 43	Director	Director since February 2012; Term expires 2013.	Executive Vice President and Chief Financial Officer of Walt Disney Parks and Resort; Principal of Providence Equity Partners from 2008-2012; Principal of Summit Partners from 2005-2008.	None.

Mr. Neumann is not an “interested person” of the Company as defined in the 1940 Act. Mr. Neumann has many years of experience in the private equity industry and a deep understanding of public and accounting matters for financial service companies. Mr. Neumann has served as Executive Vice President and Chief Financial Officer of Walt Disney Parks and Resorts since March 2012. Previously, from February 2008 to March 2012, Mr. Neumann served as a principal of Providence Equity Partners and headed its Los Angeles office. Prior to joining Providence Equity Partners, Mr. Neumann was a principal at Summit Partners from 2005 to 2008, where he focused primarily on media and consumer investments. Previously, from 1992 to 2004, Mr. Neumann was an executive vice president at The Walt Disney Company and a member of the investment committee of Steamboat Ventures, Disney’s venture capital arm. He received a Master of Business Administration from Harvard Business School and a Bachelor of Arts from Harvard College. We believe that Mr. Neumann’s private equity experience at Providence Equity Partners and Summit Partners supports his appointment to the board of directors.

Current Directors—Not up for Election at the Meeting

Class II Directors—Term Expiring 2014

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director

Brook Taube, 42	Director	Class II Director since February 2012; Term expires 2014.	Chairman of the Board, and Chief Executive Officer of Medley Capital Corporation since 2011; Managing Partner of SIC Advisors and Managing Partner Senior Portfolio Manager of Medley.	Director of Medley Capital Corporation.

Mr. Brook Taube is an “interested person” of the Company as defined in the 1940 Act due to his position as Managing Partner of SIC Advisors and Senior Portfolio Manager of Medley. In addition to serving on our board of directors, Mr. Brook Taube currently serves on the board of Medley Capital Corporation and on the investment committee for MCC Advisors, the investment adviser to Medley Capital Corporation. Mr. Taube’s intimate knowledge of the business and operations of SIC Advisors, extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of another business development company not only gives the board of directors valuable insight but also positions him well to continue to serve as the Chairman of our board of directors. Mr. Taube’s service on the Company’s board of directors as well as the board of directors of Medley Capital Corporation provides him with a specific understanding of the Company, its operations, and the business and regulatory issues facing business development companies.

Independent Director

Stephen R. Byers, 59	Director	Class II Director since February 2012; Term expires 2014.	Independent trustee of DBX ETF Trust, Chief Investment Officer of The Dreyfus Corporation.	Chairman of DBX ETF Trust’s Audit Committee and Nominating Committee, Vice Chairman and Member of the Board and Executive Committee of The Dreyfus Corporation.

Ms. Byers is not an “interested person” of the Company as defined in the 1940 Act. Mr. Byers has served as a director since February 2012. Mr. Byers is an independent trustee of DBX ETF Trust, where Mr. Byers has been chair of the audit committee and nominating committee since 2011. From late 2006 to early 2011, Mr. Byers spent time pursuing varied personal interests, managing family investments and participating extensively in mutual fund and investment management conferences regarding independent director oversight, current regulatory development and other topics of focus. Before that, Mr. Byers was an investment executive with The Dreyfus Corporation (“Dreyfus”) from 2000 to 2006 and served as the Chief Investment Officer, Vice Chairman and a member of the board of directors and executive committee. Prior to Dreyfus, he served as an executive vice president, chief financial officer, treasurer and member of the board of directors of Gruntal & Co., LLC (“Gruntal”), from 1998 to 2000, and prior to Gruntal was an executive at PaineWebber Group Inc. (“PWG”) and its asset management company Mitchell Hutchins Asset Management (“MHAM”), where he held such positions as managing director, chief risk officer capital markets and chairman of MHAM investment policy and risk management committee. Mr. Byers received his M.B.A. from Roth Graduate School of Business, Long Island University and his B.A. from Long Island University. Mr. Byers broad and extensive experience with a variety of financial, accounting, management, regulatory and operational issues through his involvement on the board of directors of DBX ETF Trust and in senior management positions at such companies as Dreyfus, Gruntal, PWG and MHAM support his appointment to our board of directors.

Class III Directors—Term Expiring 2015

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director

Seth Taube, 42	Director; Chairman of the Board and Chief Executive Officer	Class II Director since February 2011; Term expires 2013.	Managing Partner of MCC Advisors and Senior Portfolio Manager of Medley.	Director of Medley Capital Corporation.

Mr. Taube is an “interested person” of the Company as defined in the 1940 Act due to his positions as a Managing Partner of MCC Advisors since our inception and Senior Portfolio Manager of Medley LLC (“Medley”). In addition, Mr. Taube serves a director of Medley Capital Corporation, a listed business development company since its inception in January 20, 2011. Mr. Taube also serves as a Managing Partner of MCC Advisors LLC, which serves as the investment adviser to Medley Capital Corporation. In addition to serving on our board of directors, Mr. Seth Taube currently serves on the board of Sierra Income Corporation. Through his depth of experience in managerial positions in investment management, leveraged finance and financial services, as well as his intimate knowledge of the business and operations of SIC Advisors and the private investment funds managed by Medley, Mr. Taube brings extensive knowledge of private equity and investment banking. Mr. Taube’s service on the Company’s board as well as the board of Medley Capital Corporation provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. Mr. Taube’s positions as Chief Executive Officer of SIC Advisors and member of its Investment Committee provides the board of directors with a direct line of communication to, valuable insight of an experienced financial manager and direct knowledge of the operations of, the Company and SIC Advisors, respectively.

Independent Director

Valerie Lancaster Beal, 57	Director	Class III Director since February 2012; Term expires 2015	Managing Director, Public Finance at M.R. Beal & Company, Trustee of the City University of New York.	None.

Ms. Lancaster Beal has served as a director since February 2012. Ms. Lancaster Beal is Managing Director of Public Finance at M.R. Beal & Company, a full service investment bank providing structuring, execution and underwriting services with offices in New York, Chicago, Dallas and Sacramento. Prior to this, she served as Senior Vice President and Director for Strategic Planning at M.R. Beal & Company. Ms. Lancaster Beal joined M.R. Beal & Company in 1988 after previously working for Citicorp Investment Bank and Drexel Burnham Lambert. Ms. Lancaster Beal is a Trustee of the City University of New York where she is the chair of the Faculty, Staff and Administration Committee. She also serves on the Fiscal Affairs Committee. Previously, Ms. Lancaster Beal served on the Board of Regents of Georgetown University. Ms. Lancaster Beal holds a B.A. in Economics from Georgetown University and an MBA from the Wharton School of Business of the University of Pennsylvania. Ms. Lancaster Beals’ 30 years of investment banking experience at M.R. Beal & Company, Citicorp Investment Bank and Drexel Burnham Lambert support her appointment to the board of directors.

(1)	The business address of the director nominees and other directors and executive officers is c/o Sierra Income Corporation, 375 Park Avenue, 33rd Floor, New York, New York 10152.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company.

Name, Address, and Age (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Richard T. Allorto, Jr., 41	Chief Financial Officer, Chief Compliance Officer, and Secretary	Chief Financial Officer, Chief Compliance Officer and Secretary of Medley Capital Corporation; Chief Financial Officer since 2012 of SIC Advisors; Chief Financial Officer of GSC Investment Corp. from 2007 to 2010.

(1)	The business address of the executive officers is c/o Sierra Income Corporation, 375 Park Avenue, 33rd Floor, New York, New York 10152.

Mr. Allorto is the Chief Financial Officer, Chief Compliance Officer, and Secretary of the Company. Mr. Allorto also is the Chief Financial Officer and Chief Compliance Officer of Medley and SIC Advisors. Mr. Allorto also serves as the Chief Financial Officer, Chief Compliance Officer and Secretary of Medley Capital Corporation and MCC Advisors. Prior to joining Medley in July 2010, Mr. Allorto held various accounting and finance positions at GSC Group, Inc., a registered investment advisor, including, most recently as Chief Financial Officer of a publicly traded business development company that was externally managed by GSC Group. Prior to GSC Group, Mr. Allorto was an Audit Supervisor at Arthur Andersen. Mr. Allorto received a B.S. in Accounting from Seton Hall University and is a licensed CPA.

Director Independence

In accordance with our charter, our board of directors annually determines each director’s independence. We do not consider a director independent unless the board of directors has determined that he or she has no material relationship with us in accordance with Section 2(a)(19) of the 1940 Act. We monitor the relationships of our directors and officers through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the board of directors and the Chairman of the Nominating and Corporate Governance Committee of any change in circumstance that may cause his or her status as an independent director to change. The board of directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors.

The board of directors has determined that each of the directors and the director nominee is independent and has no material relationship with the Company, except as a director and stockholder of the Company, with the exception of Brook Taube and Seth Taube. Messrs. Seth Taube and Brook Taube are interested persons of the Company due to their positions as members of management of SIC Advisors.

Board Leadership Structure

Our business and affairs are managed under the direction of our board of directors. Among other things, our board of directors sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our board of directors, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our board of directors may designate a Chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the board of directors.

Presently, Mr. Seth Taube serves as the Chairman of our board of directors. Mr. Seth Taube is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his role as Chief Executive Officer of the Company, his service on the Investment Committee and is the Chief Executive Officer of SIC Advisors. We believe that Mr. Taube’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of our board of directors. We believe that the Company is best served through this existing leadership structure, as Mr. Taube’s relationship with SIC Advisors provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee and the Nominating and Corporate Governance Committee, each comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet at least once a year without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board of Directors Role In Risk Oversight

Our board of directors oversees our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Our board of directors implements its risk oversight function both as a whole and through its committees. In the course of providing oversight, our board of directors and its committees receives reports on our Advisor’s activities, including reports regarding our investment portfolio and financial accounting and reporting.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal control over financial reporting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.

Our board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Every quarter, the board of directors reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The Chief Compliance Officer’s quarterly report addresses the following: (a) the operation of the compliance policies and procedures of the Company and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s quarterly review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

Our board of directors believes that this role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified and some risks are beyond the control of us, our Advisor and our other service providers.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the board of directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Committees of the Board of Directors

Our board of directors currently has two committees: an Audit Committee and a Nominating and Corporate Governance Committee. During the fiscal year of 2012, our board of directors held five board meetings, five Audit Committee meetings and one Nominating and Corporate Governance Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee. The Audit Committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The Audit Committee’s responsibilities include selecting the independent registered public accounting firm for the Company, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of the Company’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing the Company’s annual financial statements and periodic filings and receiving the Company’s audit reports and financial statements. . The Audit Committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The Audit Committee is responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and the Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The Audit Committee is currently composed of Messrs. Stephen R. Byers, Spencer Neumann and Mrs. Valerie Lancaster Beal. All of them are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Byers serves as Chairman of the Audit Committee. Our board of directors has determined that Mr. Byers is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Byers meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. Our nominating and governance committee will consider shareholders’ proposed nominations for directors. The members of the Nominating and Corporate Governance Committee are Messrs.

Stephen R. Byers, Spencer Neumann and Mrs. Valerie Lancaster Beal. All members of the Nominating and Corporate Governance Committee are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Byers serves as Chairman of the Nominating and Corporate Governance Committee.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s investor relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s board of directors by sending their communications to Investor Relations, c/o Sierra Income Corporation 375 Park Avenue, 33rd Floor, New York, New York 10152. All stockholder communications received in this manner will be delivered to one or more members of the board of directors.

Code of Ethics

The Company has adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director, employee and access person (as defined within the Company’s Code of Ethics) of the Company.

Compensation of Directors

The following table sets forth compensation of the Company’s directors, for the year ended December 31, 2012:

	Fees Earned or	All Other
Name	Paid in Cash (1)	Compensation	Total
Interested Directors
Seth Taube	—	—	—
Brook Taube	—	—	—
Independent Directors
Steve R. Byers	$43,315	—	$43,315
Spencer Neumann	$49,849	—	$49,849
Valerie Lancaster-Beal	$41,137	—	$41,137

(1)	For a discussion of the independent directors’ compensation, see below.

As compensation for serving on our board of directors, each independent director receives an annual fee of $30,000. Independent directors also receive $2,500 ($1,000 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regularly scheduled board meeting and a fee of $1,000 for each special board meeting and all committee meetings as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board or committee meeting. In addition, the Chairman of the Audit Committee receives an annual fee of $10,000 and each chairperson of any other committee receives an annual fee of $2,500. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of our Chief Financial Officer and Chief Compliance Officer is paid by our administrator, subject to reimbursement by the Company of an allocable portion of such compensation for services rendered by him or her to the Company.

Certain Relationships and Transactions with Related Persons

We have entered into an Investment Advisory Agreement with SIC Advisors, in which our senior management have ownership and financial interests. Mr. Seth Taube, our Chairman and Chief Executive Officer, is Chief Executive Officer of, and has financial and controlling interests in, SIC Advisors. In addition, Mr. Brook Taube a member of our board of directors, and Mr. Richard T. Allorto, Jr., our Chief Financial Officer, serve as Managing Partner and Chief Financial Officer, respectively, for SIC Advisors. Mr. Brook Taube also has financial interests in SIC Advisors.

In addition, our executive officers and directors and the members of SIC Advisors and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. For example, affiliates of SIC Advisors currently manage private funds and manage accounts that are seeking new capital commitments and will pursue an investment strategy similar to our strategy. We may compete with entities managed by SIC Advisors and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by SIC Advisors or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, SIC Advisors intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with SIC Advisors’ allocation policy, investment objectives and strategies so that we are not disadvantaged in relation to any other client. SIC Advisors has agreed with our board of directors that allocations among us and other investment funds affiliated with SIC Advisors will be made based on capital available for investment in the asset class being allocated. In addition, we believe that SIC Advisors and its affiliates have sufficient professionals to fully discharge their responsibilities to the affiliates of SIC Advisors and to us in accordance with SIC Advisors’ fiduciary duty to us. We expect that our available capital for investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of the copies of such reports and written representations delivered to the Company by such persons, we believe that there were no violations of Section 16(a) by such persons during the year ended December 31, 2012.

PROPOSAL II: RATIFICATION OF APPOINTMENT

OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE 2013 FISCAL YEAR

The Audit Committee and the independent directors of the board of directors have appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, subject to ratification or rejection by the stockholders of the Company.

Ernst & Young LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of Ernst & Young LLP will be present at the Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

The following table (in thousands) displays fees for professional services by Ernst & Young LLP for the fiscal year ended December 31, 2012.

Fiscal Year Ended
December 31, 2012
Audit Fees	$180
Audit Related Fees	—
Tax Fees	25
All Other Fees	—

Total	$205

Audit Fees: Audit fees include fees for services that normally would be provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements and that generally only an independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standard, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees: Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

All Other Fees: Other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee operates under a written charter adopted by our board of directors. The Audit Committee is currently composed of Messrs. Stephen R. Byers and Spencer Neumann and Mrs. Valerie Lancaster Beal.

Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”), and expressing an opinion on the conformity of GAAP. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed, and discussed with management, the Company’s audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with GAAP.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee reviewed and discussed the Company’s audited financial statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included results of Ernst & Young LLP’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee concluded that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also discussed with Ernst & Young LLP matters relating to Ernst & Young LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 114 (Auditor’s Communication With Those Charged With Governance). In addition, the Audit Committee has discussed with Ernst & Young LLP its independence from management and the Company, as well as the matters in the written disclosures received from Ernst & Young LLP and required by Public Company Accounting Oversight Board Rule 3520 (Auditor Independence). The Audit Committee received a letter from Ernst & Young LLP confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with Ernst & Young LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Ernst & Young LLP’s audits and all fees paid to Ernst & Young LLP during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Ernst & Young LLP for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young LLP’s performance of non-audit services with the maintenance of Ernst & Young LLP’s independence as the Company’s independent registered public accounting firm.

Conclusion

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm referred to above, the Audit Committee’s review of the Company’s audited financial statements, the representations of management and the report of Ernst & Young LLP to the Audit Committee, the Audit Committee recommended to the board of directors that the audited financial statements as of and for the year ended December 31, 2012, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC. The Audit Committee also recommended the selection of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2013.

Respectfully Submitted,

The Audit Committee

Stephen R. Byers
Spencer Neumann
Valerie Lancaster Beal

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the votes cast prior to the Meeting by proxy is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2013. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker will be permitted to vote your shares for this proposal.

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL II TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

OTHER BUSINESS

The board of directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy prior to the Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Meeting unless certain securities law requirements are met.

AVAILABLE INFORMATION

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Room. This information will also be available free of charge by contacting us at Sierra Income Corporation, 375 Park Avenue, 33rd Floor, New York, NY 10152, by telephone at (212) 759-0777, or on our website at http://www.sierraincomecorp.com .

SUBMISSION OF STOCKHOLDER PROPOSALS

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Per the requirements found in SEC rule 14a-8A and the Company’s bylaws, a stockholder who intends to present a proposal at the next annual meeting, including the nomination of a director, must submit the proposal in writing to Richard T. Allorto, Jr., Secretary, Sierra Income Corporation, at its address of 375 Park Avenue, 33rd Floor, New York, New York 10152, and the proposal should be received by the Company by December 14, 2013. In the event that the date of that annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the Meeting, a timely notice by the stockholder must be delivered not less than the close of business on the later of the ninetieth (90th) day nor more than 120 days prior to the first anniversary of the notice of mailing for the preceding year’s Meeting. If the stockholder is not seeking inclusion of a proposal in the Company’s proxy statement for that annual meeting, timely notice consists of the stockholder’s notice delivered to or mailed and received at the Company’s address not less than ninety (90) days prior to the date of that annual meeting. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Chief Compliance Officer

Sierra Income Corporation

375 Park Avenue, 33rd Floor

New York, New York 10152

The Audit Committee Chairman may be contacted at:

Stephen R. Byers

Audit Committee Chair

Sierra Income Corporation

375 Park Avenue, 33rd Floor

New York, New York 10152

You are kindly requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the Internet.

Online Access to Annual Reports on Form 10-K and Proxy Statements

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for our fiscal year ended December 31, 2012 are available at www.sierraincomecorp.com . Instead of receiving future copies of the proxy statement and Annual Report on Form 10-K by mail, you may, by following the applicable procedures described below, elect to receive these documents electronically, in which case you will receive an e-mail with a link to these documents.

Stockholders of Record: You may elect to receive proxy materials electronically next year in place of printed materials by logging on to www.proxyvote.com and entering your control number, which you can locate on the accompanying proxy card. By doing so, you will save the Company printing and mailing expenses, reduce the impact on the environment and obtain immediate access to the Annual Report on Form 10-K, proxy statement and voting form when they become available.

Beneficial Stockholders: If you hold your shares through a broker, bank or other holder of record, you may also have the opportunity to receive copies of the Proxy Statement and Annual Report on Form 10-K electronically. Please check the information provided in the proxy materials mailed to you by your broker, bank or other holder of record regarding the availability of this service or contact the broker, bank or other holder of record through which you hold your shares and inquire about the availability of such an option for you.

If you elect to receive your materials via the Internet, you can still request paper copies by leaving a message with Investor Relations at 212-759-0777 or by sending an e-mail to rallorto@medleycapital.com.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact Broadridge by calling 1-800-542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Similarly, you may also contact Broadridge if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

By Order of the Board of Directors

/s/ Seth Taube
Chairman and Chief Executive Officer

New York, NY

March 14, 2013

PRIVACY NOTICE

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law, or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SIERRA INCOME CORPORATION

FOR THE ANNUAL MEETING OF STOCKHOLDERS

MAY 8, 2013

The undersigned stockholder of Sierra Income Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Seth Taube and Richard T. Allorto, Jr., each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 8, 2013, at 10:00 a.m., Eastern Time. You can attend the Meeting by calling 1-877-317-6789. Prior to the Meeting, you may vote your shares electronically at www.proxyvote.com, and prior to any postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR the Nominees listed in Proposal 1, and FOR Proposal 2.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS

SIERRA INCOME CORPORATION.

MAY 8, 2013

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M., Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Sierra Income Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M., Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Sierra Income Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD

IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2

1. The election of the following person (except as marked to the contrary) as a director, who will serve as director of Sierra Income Corporation until 2016, or until his successor is duly elected and qualified.	FOR ☐	WITHHOLD AUTHORITY ☐	NOMINEE Spencer Neumann

2. The ratification of appointment of Ernst & Young LLP as the independent registered public accounting firm for Sierra Income Corporation for the fiscal year ending December 31, 2013.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To vote upon such other business as may properly come before the Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE
IF HELD JOINTLY